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                                                                    EXHIBIT 10.2
                       AMERCIAN EAGLE TANKERS, INC., LTD.
                                2001 STOCK PLAN

           adopted by the Company's board of directors on ___, 2001;
              approved by the Company's stockholders on ___, 2001

1.  Establishment and Purpose.

The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock and to encourage the highest level of performance by such individuals. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code. Capitalized terms are defined in Section 12.

2.  Administration.

    (a) Committees of the Board of Directors. The Plan may be administered by one or more Committees, including a Compensation Committee. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Alternatively, administration of one or more functions under the Plan may be delegated to an officer of the Company. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee or officer (if any) to whom the Board of Directors has assigned a particular function.

    (b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors and/or the Compensation Committee as the case may be shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan, including, without limitation, the determination of eligible persons and entitlement, the waiver of any conditions, including vesting under any Stock Option Agreement or Stock Purchase Agreement, vesting and/or exercise periods, grants and dates therof, or the provision for deferral of taxable income under any award. All decisions, interpretations and other actions of the Board of Directors shall be final, binding and conclusive on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

3.  Eligibility.

    (a) General Rule. Employees and any member of the Board of Directors including Outside Directors shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

    (b) Ten-Percent Stockholders. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Price on the date of grant,
        (ii) the Purchase Price (if any) is at

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least 100% of the Fair Market Price of a Share and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code will apply.

4.  Stock Subject to Plan.

    (a) Basic Limitation. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares in the initial pool which is expected to last for 3 to 5 years from the date of the initial public offering of the Company and that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,500,000 Shares, subject to adjustment pursuant to Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

    (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires, is canceled, forfeited or otherwise terminated without being exercised or settled, as the case may be, the Shares allocable to the unexercised portion of such Option or other right shall remain available for grant under the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed the number of shares in accordance with subclause 4(a) above.

5.  Terms and Conditions of Awards or Sales.

    (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement, including, without limitation, covenants prohibiting the recipient from competing with the Company or soliciting the employees, customers or clients of the Company. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

    (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

    (c) Purchase Price. The Purchase Price of Shares to be offered under the Plan shall not be less than 85% of the Fair Market Price of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence,


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            the Purchase Price shall be determined by the Board of Directors in its sole discretion. The Purchase Price shall be payable in a form described in Section 7.

      (d) Withholding Taxes. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

      (e) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Unless otherwise determined by the Board of Directors, any such repurchase right may be exercised only within 90 days after the termination of the Purchaser's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

      (f) Accelerated Vesting. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if:

            (i) The Company is subject to a Change in Control before the Purchaser's Service terminates; and

            (ii) The repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

            The Board of Directors, in its sole discretion, may provide for additional protections following a Change in Control.

      (g) Rights as a Stockholder. The Purchaser shall have full stockholder rights with respect to any Shares awarded or sold under the Plan. Accordingly, Participant shall have the right to vote such Shares and receive any cash dividends paid on such shares.

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6.    Terms and Conditions of Options.

      (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement, including, without limitation, covenants prohibiting the recipient from competing with the Company or soliciting the employees, customers or clients of the Company. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

      (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

      (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Price of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Price of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors in its sole discretion. The Exercise Price shall be payable in a form set forth in the applicable Stock Option Agreement.

      (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

      (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, as determined by the Board of Directors at its sole discretion.

      (f) Accelerated Vesting. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become vested and exercisable in full if.

            (i) The Company is subject to a Change in Control before the Optionee's Service terminates;

            (ii) Such Options are not assumed by the surviving corporation or its parent; and

            (iii) The surviving corporation or its parent does not substitute options or similar awards with substantially the same terms for such Options.

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            The Board of Directors, in its sole discretion, may provide for additional protections following a Change in Control.

      (g) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

      (h) Nontransferability. Unless otherwise determined by the Board of Directors, no Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

      (i) Termination of Service (Except by Death). If an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

            (i) The expiration date determined pursuant to Subsection (g) above;

            (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

            (iii) The date twelve months after the termination of the Optionee's
                  Service by reason of Disability, or such later date as the Board of Directors may determine.

            The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).
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      (j)   Leaves of Absence. Terms and conditions associated with Leaves of
            Absence will be determined by the Board on a case by case basis.

      (k) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

            (i) The expiration date determined pursuant to Subsection (g) above; or

            (ii)  The date twelve months after the Optionee's death.

            All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

      (1) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

      (m) Modification, Extension and Assumption of Qptions. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Stock or Options with different terms. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

      (n) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

      (o) Limit on ISOs. The aggregate Fair Market Price (determined with respect to each ISO at the time such ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. Any portion of an Option that exceeds this annual limit shall be a Nonstatutory Option.

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7.    Payment for Shares.

      General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents, or other methods as approved by the Board, at the time when such Shares are purchased.

8.    Adjustment of Shares.

      (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Price of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors may make appropriate adjustments in one or more of: (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

      (b) Mergers, Consolidation and other Acquisitions. In the event that the Company is a party to a merger, consolidation or other acquisition (including, without limitation, the acquisition of all or substantially all of the Company's securities for cash), outstanding Options shall be subject to the applicable acquisition agreement. Such agreement, without the Optionees' consent, may provide for:

            (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

            (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

            (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

            (iv) The cancellation of each outstanding Option upon payment to the Optionee of an amount in cash or cash equivalents, which may be subject to vesting, repayment or other conditions, equal to (A) the Fair Market Price of the Shares subject to such Option at the time of the merger, consolidation or other acquisition minus (B) the Exercise Price of the Shares subject to such Option.

      (c) Reservation of Rights. Except as provided in this Section 8, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or

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            consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.    Securities Law Requirements.

      General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

10.   No Employment Rights.

      Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

11.   Duration and Amendments.

      (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

      (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment to the Plan requiring approval of the Company's stockholders shall be subject to such approval.

      (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

12.   Definitions.

      "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

      "Change in Control" shall mean:
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            (i)   Upon the acquisition by any person, entity or group of
                  beneficial ownership of 50% or more of either the then outstanding Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, or

            (ii) At the time individuals making up the incumbent Board (as defined in the Plan) cease for any reason to constitute at least a majority of the Board; or

            (iii) Immediately prior to the consummation by the Company of a reorganization, merger, or consolidation with respect to which persons who were the stockholders of the Company immediately prior to such transaction do not, immediately thereafter, own more than 50% of the shares of the Company entitled to vote generally in the election of directors; or

            (iv) A liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company; or

            (v) Any other event which the incumbent Board, in its sole discretion, determines is a change of control.

            A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Committee" shall mean a committee of the Board of Directors, as described in
Section 2(a).

"Company" shall mean American Eagle Tankers, Inc., Ltd., a Bermuda corporation, and any successor entity thereof.

"Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, as determined in the sole discretion of the Board of Directors.

"Employee" shall mean any individual who is an employee of the Company, or a Subsidiary.

"Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.
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"Fair Market Price" shall mean the closing price of Company listed shares on the date the option is exercised, as determined by reference to the stock exchange on which such shares are traded.

"ISO" shall mean an employee incentive stock option described in Section 422(b) of the Code.

"Nonstatutory Option" shall mean a stock option that is not an ISO.

"Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

"Optionee" shall mean an individual who holds an Option.

"Outside Director" shall mean a member of the Board of Directors who is not an Employee.

"Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Plan" shall mean this American Eagle Tankers, Inc., Ltd., 2001 Stock Plan, as amended from time to time.

"Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

"Purchaser" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Service" shall mean service as an Employee, Outside Director or Consultant.

"Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

"Stock" shall mean the common stock of the Company, par value $______ per Share.

"Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

"Stock Purchase Agreement" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

"Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total

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combined voting power of all classes of stock in one of the other corporations in such chain.

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